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                         [Letterhead of Arthur Andersen]

                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1999 included in K2 Design, Inc.'s Form 10-KSB for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                            ARTHUR ANDERSEN LLP

New York, New York
February 4, 2000